SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934



                                September 19, 2002
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                             RECOM MANAGED SYSTEMS, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



         DELAWARE                 33-11795                84-0441351
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                               c/o Jon D. Sawyer
                                Krys Boyle, P.C.
                      600 17th Street, Suite 2700 South
                             Denver, Colorado  80202
           -----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code



                                (303) 893-2300
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code



                       914 Westwood Boulevard, Suite 809
                        Los Angeles, California  90024
                  -------------------------------------------
                  Former Address if Changed Since Last Report









Item 1. Changes in Control of Registrant.

     On September 19, 2002, Recom Managed Systems, Inc. ("Recom" or the "Company") acquired certain know how, trade secrets and other intellectual property described below in Item 2 from ARC Finance Group LLC ("ARC") (collectively referred to as the "Technology") in exchange for seven million eight hundred thousand (7,800,000) shares of common stock in the Company (the "Shares"). Following the closing of this transaction Recom intends to be principally engaged in further developing and commercializing the Technology. The Shares represent approximately 85% of the issued and outstanding common stock of Recom.

     As a result of the transaction with ARC and the issuance of 7,800,000 shares of the Company's common stock to ARC, following are those persons known by the Company to own 5% or more of the Company's common stock.

                                    Number of       Percent of
                                    Shares of       Outstanding
                Name               Common Stock        Shares
                ----               ------------     -----------

     Vanguard West LLC (1)            900,000           9.75%

     ARC Finance Group LLC (2)      7,800,000          84.51%
__________________

(1) Vanguard West LLC is a Nevada limited liability company of which Sim Farar is the manager and owner. Therefore, Sim Farar should be considered as the beneficial owner of these shares.

(2) ARC Finance Group LLC is a Delaware limited liability company of which Tracey Hampton is the manager and owner. Therefore, Tracey Hampton should be considered as the beneficial owner of these shares.

     Effective on the closing, the Company's Officers and Directors resigned and the following persons were elected:

            Steven O. Sparks - President, CEO and Director
            Brian Oxman - Director

     Mr. Sparks was a securities broker for over 22 years with major New York Stock Exchange member firms. Since 1995 he served two years as the President of Sherwood Financial, a hedge fund, and he has served as President and owner of Sparks Financial, a financial services company since 1998. Mr. Oxman has practiced law in Southern California since 1976. He has also served as a law professor at Western State University and he has served as a Judge Pro Tem in the Orange County Superior and Downey Municipal Courts in California.

Item 2. Acquisition or Disposition of Assets.

     See Item 1. above.

     Before acquiring the Technology from ARC, Recom was a development stage company with little or no tangible assets, no material obligations and no operating business. After acquiring the Technology, the principal business of Recom will be to seek further development and possible commercialization of products or services which embody or otherwise utilize the Technology. The Technology relates to certain proprietary methods, processes and ideas concerning devices and services which, if successfully developed, may be capable of

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     *  accurately measuring heart functions

     * automatically and remotely evaluating these functions over the telephone, the Internet, or other wireless transmission systems

     * providing the patient and the patient's physician(s) with vital heart and other data on a real time basis to provide early warnings about the patient's heart functions.

     The acquisition of the Technology involved no operating business or tangible assets of any kind. Following acquisition of the Technology, Recom remains in the development stage with no material tangible assets and Recom will require substantial additional funds, in amounts which are currently uncertain, in order for Recom to become fully operational. For a more complete description of the terms and conditions by which Recom acquired the Technology from ARC, see the Stock Acquisition and Technology Transfer Agreement attached hereto as Exhibit 10, and incorporated herein by this reference. All descriptions in this document of the Technology and other conditions of the Technology acquisition are qualified in their entirety by reference to that document. No assurance can be given that Recom will be able to raise or obtain any funds whatever.

     Even if Recom obtains funds which may be adequate to develop the Technology, no assurance can be given that commercial products or services will ever result or that those products or services will be accepted by regulatory agencies, physicians, patients or insurance providers. In evaluating the transactions described in this report, one should be aware of the highly speculative nature and very substantial risks associated with Recom's financial condition, its ongoing business which must be viewed as being in the early start up stage, its attempts to develop and commercialize the Technology and its management team which has no experience in launching a medical devices and services enterprise such as Recom. Any of these risks may cause Recom to fail. A further presentation of these risks follows.

WE ARE MERELY A DEVELOPMENT STAGE COMPANY WITH NO OPERATING HISTORY.

     We have not yet begun development operations with respect to our transaction with ARC, and the Technology. Recom is uncertain that it will be capable of completing the development of any saleable products arising from the transaction. Because of the complexity of our planned attempts at developing and launching products utilizing the Technology, it is not currently feasible to evaluate our potential business. As a development stage company, we may fail completely in developing any new products. It is further possible that any products Recom may ultimately develop will be "behind the power curve" and will "lag behind" the products of competitors. Further, at this stage of Recom's development, i.e., inception, Recom may later discover that the ultimate market for our products will be non-existent. While management views the Technology to have substantial potential, no assurance of success in any field of endeavor relating to the Technology or its commercialization can be given. As our evaluation of developments progresses, management expects to release information through press releases, web casts or demonstrations, conference calls, mailings or other distribution techniques. Absent such dissemination, it should be assumed that we have not reached a significant stage in our development efforts.


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     Recom's historical financial information is of no value in projecting future operating results because we are only in the first stages of development of a complex product in what may prove to be a difficult and speculative market.

WE HAVE INCURRED AND WILL CONTINUE TO INCUR LOSSES.
     We have had no operating business before acquiring the Technology. Product development, efforts at obtaining regulatory approvals, product launch, advertising, promotion and attempts at marketing, distribution and market penetration all require substantial expenditures. We further expect the need to make significant investments in hiring, training and retaining qualified staff and infrastructure. As a result for the foreseeable future, we expect to incur significant losses, including expenses for the following:

     -  funding operating expenses;

     -  developing additional infrastructure;

     -  retaining financial consultants;

     -  retaining medical and regulatory consultants; and

     - ultimately, bringing to market our products, if development efforts are successful.

     We cannot give any assurance that Recom can ever achieve revenues. Even if revenues can be achieved Recom can give no assurance that it will ever be profitable.

WE INTEND TO RELY ON STRATEGIC RELATIONSHIPS.

     Recom currently intends to establish and maintain strategic relationships with leaders in a number of health care industry segments, including the health care services, health care devices and other areas of health care and technology industries. Recom currently believes that these relationships may have a material impact on its ability to

     -  raise capital;

     -  acquire additional technologies beyond those acquired by ARC;

     -  bring to market products and services;

     -  establish and/or enhance our brand; and

     -  generate revenue.

     No assurance can be given that Recom will be able to enter into any strategic relationship.

THE HEALTH CARE INDUSTRY MAY NOT ACCEPT ELECTRONIC HEART MONITORING DEVICES OF THE KIND WE INTEND TO DEVELOP.

     Even if we develop attractive, state of the art products, our business could suffer dramatically if solutions we develop are not accepted or are not perceived to be effective. Growth in demand for our applications and services will depend on the adoption of our solutions by health care participants. Health care participants must be willing to allow sensitive information to be transmitted and evaluated electronically or in person over remote stations and remote transmission devices.

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WE FACE INTENSE COMPETITION, WHICH COULD HARM OUR BUSINESS.

     The market for health care heart monitoring services is intensely competitive, rapidly evolving, and subject to rapid technological change. Substantially all of our existing competitors have greater financial, technical, product development, marketing, and other resources than we do. These organizations may be better known and are all likely to have more customers, money, products and systems today than we intend to develop over the next two years. Our development may not even be completed in that time frame, but even if it is, we will likely lag behind the competition. We may be unable to compete successfully against current and future competitors, and competitive pressures may seriously harm or even destroy our business.

CHANGES IN THE HEALTH CARE INDUSTRY COULD ADVERSELY AFFECT OUR BUSINESS.

     The health care industry is subject to changing political, economic, and regulatory influences. These factors affect the purchasing practices and operations of health care organizations. Changes in current health care financing and reimbursement systems could cause us to make unplanned enhancements of applications or services, or result in delays or cancellations of orders, or in the revocation of endorsement of our applications and services by health care participants. Federal and state legislatures have periodically considered programs to reform or amend the U.S. health care system at both the federal and state level. Such programs may increase governmental involvement in health care, lower reimbursement rates, or otherwise change the environment in which health care industry participants operate. Health care industry participants may respond by reducing their investments or postponing investment decisions, including investments in our applications and services.

     Many health care industry participants are consolidating to create integrated health care delivery systems with greater market power. As the health care industry consolidates, competition to provide products and services to industry participants will become even more intense, as will the importance of establishing a relationship with each industry participant. These industry participants may try to use their market power to negotiate price reductions for our products and services. If we were forced to reduce our prices, our operating results could suffer as a result if we cannot achieve corresponding reductions in our expenses.

GOVERNMENT REGULATION OF THE HEALTH CARE INDUSTRY COULD ADVERSELY AFFECT OUR BUSINESS.

     We will be subject to significant regulation and approval processes with respect to what may ultimately amount to various branches of the State and Federal government, including, but not limited to, the Food and Drug Administration. Such regulation may result in significant delays in the commercialization of any products we may ultimately develop (if any).

WE MAY BE ADVERSELY AFFECTED BY PRODUCT-RELATED LIABILITIES.

     If we are successful in developing any new products, we will face the potential for product liability claims once we start marketing such products. Before marketing any products we will attempt to obtain product liability insurance. Such insurance is likely to be very expensive, and there is no assurance that we will be able to obtain any insurance. If we do, it may not be sufficient to cover large claims.

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WE MAY FACE INTELLECTUAL PROPERTY INFRINGEMENT CLAIMS FROM THIRD PARTIES.

     We expect that we could be subject to intellectual property infringement claims as the number of competitors grows and the functionality of our applications overlaps with competitive offerings. These claims, even if not meritorious, could be expensive to resolve and divert management's attention from operating the business. If we become liable to others for infringing their intellectual property rights, we could be required to pay a substantial damage award. Such a judgment would have a material adverse effect on our business, financial condition, and results of operations. In addition, we may be unable to develop non-infringing technology or obtain a license on commercially reasonable terms.

WE MAY NOT BE ABLE TO PROTECT OUR PROPRIETARY RIGHTS.

     Our future success and ability to compete in the health care information services business may be dependent in part upon our proprietary rights to products and services that we develop. We expect to rely on a combination of patent, copyrights, trademark, and trade secret laws and contractual restrictions to protect our proprietary technology and to rely on similar proprietary rights of any of our content and technology providers. We intend to acquire, perfect or file patent applications to protect certain of our proprietary technology. Recom can provide no assurance that such applications for patents will be approved or, if approved, will be effective in protecting technology that we believe is proprietary. We may enter into confidentiality agreements with our employees, as well as with our clients and potential clients seeking proprietary information, and limit access to and distribution of our methods, processes, software, documentation, and other proprietary information. We cannot assure { DELETE "YOU"} that the steps we take or the steps such providers take would be adequate to prevent misappropriation of our proprietary rights.

THE INABILITY TO HIRE OR RETAIN QUALIFIED PERSONNEL COULD ADVERSELY AFFECT OUR BUSINESS.

     Our operations are dependent on obtaining qualified personnel to oversee and implement our development and business plans, to raise money to pay for negative cash flow and to otherwise supervise continued improvements and enhancements to the Technology. If we are unable to attract and retain qualified management and other employees, our business and prospects could be adversely affected. Our success is also dependent to a significant degree on our ability to attract, motivate, and retain highly skilled sales, marketing, and technical personnel. Competition for such personnel in the device, software and information services industries is intense. The loss of key personnel or the inability to hire or retain qualified personnel is likely to have a material adverse effect on our business.

     To make matters worse, because we are merely a development stage company, we currently have none of the key personnel necessary to even begin to carry out our developmental plans. If we fail to attract the capital or management savvy we are seeking, our entire business plan could be subject to failure.


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WE WILL NEED TO OBTAIN SUBSTANTIAL ADDITIONAL CAPITAL IN THE FUTURE.

     Recom believes that its currently available $125,000 may be sufficient to meet operating requirements for approximately six months. Recom will need to raise additional financing to become fully operational. We will seek to raise funds by selling debt or equity securities, by entering into strategic relationships, or through other arrangements. We may be unable to raise any additional amounts on reasonable terms, or at all, when they are needed and in that event it is likely that we will fail.

Item 5. Other Events and Regulation FD Disclosure.

     Attached hereto as Exhibit 99.2 is Recom's press release dated September 19, 2002 concerning acquisition of the Technology from ARC.

     To provide initial working capital, the former principal shareholder of Recom delivered $125,000 to Recom at closing and Recom issued to him a warrant to purchase 200,000 shares of common stock at an exercise price of $2.00 per share. The Warrant may not be exercised before September 1, 2003, expires in September 2006, and contains cashless exercise, certain antidilution and other provisions. Following the closing, after giving effect to the issuance of the Shares to ARC, Recom has 9,229,928 shares of common stock outstanding.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Exhibits.

               Exhibit 10    Stock Acquisition and Technology Transfer
                             Agreement

               Exhibit 99.1  Warrant to Purchase 200,000 Shares

               Exhibit 99.2  Press Release dated September 19, 2002




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   RECOM MANAGED SYSTEMS, INC.



Dated: September 24, 2002          By:/s/ Steve Sparks
                                       Steve Sparks, President



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